Exhibit 99.1

               CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
      AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


         In connection with the Annual Report of the Tasty Baking Company 401(k) Thrift Plan (the "Plan") on Form 11-K for the period ending December 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of our knowledge:

          (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

          (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Plan.



                                   By:        /S/ David S. Marberger
                                      ------------------------------------------
                                   Name:      David    S.Marberger
                                   Title:     Senior Vice President and CFO,
                                              Chairman of Plan Committee


                                   By:          /S/ Eugene P. Malinowski
                                      ------------------------------------------
                                   Name:      Eugene P. Malinowski
                                   Title:     Finance Director,
                                              Administrator of Plan




Date:  June 30, 2003



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